Inventories (Details Textual) - USD ($) $ in Thousands		Sep. 30, 2017	Sep. 30, 2016
Inventories (Textual)
Inventory, Net	[1]	$ 45	$ 90
Obsolete inventory [Member]
Inventories (Textual)
Inventory, Net		$ 300

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).